FIFTEENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

This Fifteenth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of June 30, 2014 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN 37027.
RECITALS:

A.    Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000, as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001, a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005, a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006, a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007, a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007, a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008, a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009, a Ninth Amendment to Consolidated Amended and Restated Master Lease dated as of May 5, 2009, a Tenth Amendment to Consolidated Amended and Restated Master Lease dated as of September 8, 2009, and a Eleventh Amendment to Consolidated Amended and Restated Master Lease dated as of April 18, 2011, a Twelfth Amendment to Consolidated Amended and Restated Master Lease dated as of January 22, 2013 (the “Twelfth Amendment”), a Thirteenth Amendment to Consolidated Amended and Restated Master Lease dated as of August 1, 2013, and a Fourteenth Amendment to Consolidated Amended and Restated Master Lease dated as of January 31, 2014 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.
B.    Lessor, certain Affiliates of Lessor listed on Exhibit A (the “New Lessor Entities”), and parties listed on Exhibit B (the “New Tenant Entities”) to this Amendment have entered into an Agreement to Enter into Master Lease dated as of April 2, 2014, pursuant to which certain of the New Tenant Entities shall execute and deliver to the New Lessor Entities a Master Lease (the “New Master Lease”) covering the two (2) Facilities located in West Virginia and listed on Exhibit C to this Amendment (the “West Virginia Facilities”).
C.    Lessor and Lessee desire to terminate the Existing Master Lease as to the West Virginia Facilities, and, effective as of such termination, to reduce the Non-Texas Base Rent by One Million Nine Hundred Thousand Dollars ($1,900,000), all on the terms and conditions of this Amendment.
D.     In addition, Lessor and Lessee desire to extend the draw period for the Tenant improvement allowance provided for in the Twelfth Amendment until September 30, 2014.
NOW THEREFORE, the parties agree as follows:
1.Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease. From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.
2.    Termination as to West Virginia Facilities. Effective as of, and conditioned upon, the occurrence of the “Commencement Date” under the New Master Lease (the “New Lease Commencement”), (a) the Master Lease is terminated as to the West Virginia Facilities, and only as to the West Virginia Facilities; and (b) Exhibits A-27 and A-28 of the Master Lease are amended and restated in its entirety as follows:

Exhibit A-27 and A-28

Intentionally Omitted.

Effective as of, and conditioned upon, the occurrence of the New Lease Commencement, Lessee shall be and hereby is released from any further obligations first arising under the Master Lease from and after the New Lease Commencement Date as to the West Virginia Facilities. Notwithstanding the foregoing, the obligations of Lessee under the Master Lease with respect to matters first arising prior to the New Lease Commencement shall survive the termination of the Master Lease as to the West Virginia Facilities. Lessee acknowledges and agrees that the New Lessors, as successors in interest to Lessor, are also indemnified parties under Section 21.1 of the Master Lease; subject, however, to the exclusions for the gross negligence or willful misconduct, and the indemnity obligations, of the Lessor under Section 21.1 of the Master Lease.

3.    Non-Texas Base Rent Reduction. Effective as of, and conditioned upon, the New Lease Commencement, the definition of Non-Texas Base Rent is hereby amended and restated in its entirety as follows:
Non-Texas Base Rent:

(A)     During the Initial Term, the Non-Texas Base Rent shall be:
(1)    For period prior to the New Lease Commencement, the Non-Texas Base Rent as set forth in the Existing Master Lease;
(2)    For the period from the New Lease Commencement thru September 30, 2014, the monthly sum of Nine Hundred Eighty Three Thousand Four Hundred Eighty Eight and 81/100 Dollars ($983,488.81), which on an annual basis would be Eleven Million Eight Hundred One Thousand Eight Hundred Sixty Five and 75/100 Dollars ($11,801,865.75) (the “2014 Annual NTBR”);
(3)     For the Lease Year commencing on October 1, 2014, the product of the 2014 Annual NTBR and One Hundred Three Percent (103%);
(4)    For each of the each of the remaining Lease Years of the first Renewal Term, the product of the Non-Texas Base Rent during the previous Lease Year and and One Hundred Three Percent (103%).
Under no circumstances will the Non-Texas Base Rent in any Lease Year be less than the Non-Texas Base Rent during the preceding Lease Year.
(B)    During the second Renewal Term, the Non-Texas Base Rent shall be:
(1)    For the first Lease Year of the second Renewal Term, the greater of (a) the product of the Non-Texas Base Rent during the last Lease Year of the Initial Term and One hundred Three percent (103%), and (b) the Fair Market Rent for the Facilities other than the Texas Facilities on the first day of such Renewal Term as agreed upon by Lessor and Lessee, or, if prior to the commencement of the Renewal Term they are unable to agree, as determined by an appraisal pursuant to Article XXXII of this Lease; provided, however, that the Non-Texas Base Rent for the first Lease Year of the second Renewal Term shall not exceed one hundred ten percent (110%) of the Non-Texas Base Rent for the Lease Year immediately preceding the commencement of the second Renewal Term; and
(2)    For each of the second (2nd) through the twelfth (12th) Lease Years during the second Renewal Term, the lesser of (i) the Non-Texas Base Rent for the first (1st) Lease Year of the second Renewal Term, increased by a percentage equal to two (2) times the percentage increase in the CPI (if positive) from the commencement date of the second Renewal Term to the Adjustment Date in each of the second (2nd) through twelfth (12th) Lease Years, as applicable (the “Adjustment Date”), and (ii) the product of the Non-Texas Base Rent during the first (1st) Lease Year of the second Renewal Term and the following factor:

Lease Year During Second Renewal Term	Applicable Factor
2	1.030
3	1.061
4	1.093
5	1.126
6	1.159
7	1.194
8	1.230
9	1.267
10	1.305
11	1.344
12	1.384

Under no circumstances will the Non-Texas Base Rent in any Lease Year during the Renewal Term be less than the Non-Texas Base Rent during the preceding Lease Year.
4.    Proceeds to Lessor; OTA; No Prorations with Lessor. All proceeds from the lease of the West Virginia Facilities shall be paid to Lessor. Lessee shall enter into an operations transfer agreement in form and substance reasonably acceptable to Lessee with the new operators of the West Virginia Facilities providing for the proration of revenues and expenses. The operations transfer agreement shall also include such indemnities from and in favor of Lessee as may be customarily included in transactions of this type in form and substance reasonably acceptable to Lessee. Lessee shall prorate all Impositions pursuant to the operations transfer agreement and such proration shall be in full satisfaction of the Lessee’s and Lessor’s obligation to prorate such Impositions pursuant to Section 4.3 of the Master Lease.
5.    Schedule 1 to Amended and Restated Security Agreement. Effective as of, and conditioned upon, the New Lease Commencement, Schedule 1 to the Amended and Restated Security Agreement between Lessee, as debtor, and Lessor, as secured party, is hereby amended and restated by Schedule 1 to this Amendment. After the occurrence of the New Lease Commencement, Lessor will file or record any UCC-3 termination statements necessary to terminate, release or amend, as applicable, any UCC-1 financing statements to extent such financing statements cover the West Virginia Facilities.
6.    Tenant Improvement Allowance. Section 3 of the Twelfth Amendment is hereby amended and restated in its entirety as follows:
3.    Tenant Improvement Allowance. Pursuant to the Second Amendment, Lessor made available to Lessee an Improvement Allowance of Five Million Dollars ($5,000,000). Pursuant to the Third Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Pursuant to the Ninth Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Pursuant to the Eleventh Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Lessor hereby makes available to Lessee an additional improvement allowance equal to Five Million Dollars ($5,000,000) to be used for certain capital improvements to the Facilities. Such additional improvement allowance shall be used only for completion of capital improvements to the Facilities listed on Exhibit B to this Amendment, which shall be approved and constructed in accordance with the terms and provisions of Paragraph 2 of the Second Amendment. The term “Capital Improvements” as and where used in Paragraph 2 of the Second Amendment shall be deemed to include such capital improvements. The additional improvement allowance shall be requested and disbursed in accordance with the provisions of Paragraph 3 of the Second Amendment. The term “Improvement Allowance”, as and where used in Paragraph 3 of the Second Amendment, shall be deemed to include and refer to the additional improvement allowance provided for in this paragraph, except that such additional improvement allowance shall be available for Capital Improvements completed on or before August 31, 2014 and the final request for disbursement shall be no later than October 31, 2014. The annual Base Rent payable under the Existing Master Lease shall be increased by the Improvement Allowance Adjustment Amount for each disbursement of such additional improvement allowance as provided in Paragraph 4 of the Second Amendment. In the event Lessor fails to pay Lessee any installment request for the additional improvement allowance as provided in Paragraph 3 of the Second Amendment, Lessee shall have the rights and remedies provided in Paragraph 4 of the Second Amendment and the provisions of Paragraph 4 of the Second Amendment shall apply to Lessee’s exercise of such rights and remedies
7.    Representations and Warranties of Lessee. Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.
8.    Expenses of Lender. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.
9.    Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.
10.    Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.
11.    Enforceability. Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect. In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.
[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

LESSOR:

STERLING ACQUISITION CORP.,
a Kentucky corporation

By: /s/ Daniel J. Booth
Name: Daniel J. Booth
Title:    Chief Operating Officer

STATE OF MARYLAND    )
COUNTY OF BALTIMORE    )

This instrument was acknowledged before me on the _10th__ day of June, 2014, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

/s/ Judith A. Jacobs                                            Notary Public, Baltimore County, MD
My commission expires:

LESSEE:

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By:    /s/ James R. McKnight, Jr._______
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE        )

COUNTY OF WILLIAMSON    )

This instrument was acknowledged before me on the 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires:

The undersigned hereby consent to the transactions contemplated by this Amendment to ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.
DIVERSICARE HEALTHCARE SERVICES, INC., a Delaware corporation f/k/a Advocat, Inc.

By:    /s/ James r. McKnight, Jr.
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE         )

COUNTY OF WILLIAMSON    )

The foregoing instrument was acknowledged before me this 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of Diversicare Healthcare Services, INC., a Delaware corporation f/k/a Advocat, Inc, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires:

DIVERSICARE MANAGEMENT SERVICES CO.,
a Tennessee corporation

By:    /s/ James r. McKnight, Jr.
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE         )

COUNTY OF WILLIAMSON    )

The foregoing instrument was acknowledged before me this 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires:

ADVOCAT FINANCE INC.,
a Delaware corporation

By:    /s/ James r. McKnight, Jr.
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE         )

COUNTY OF WILLIAMSON    )

The foregoing instrument was acknowledged before me this 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires:

STERLING HEALTH CARE
MANAGEMENT, INC., a Kentucky corporation

By:    /s/ James r. McKnight, Jr.        _
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE         )

COUNTY OF WILLIAMSON    )

The foregoing instrument was acknowledged before me this 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires:

DIVERSICARE TEXAS I, LLC

By:    /s/ James r. McKnight, Jr.
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC

BY:    DIVERSICARE TEXAS I, LLC,
its sole member

By:    /s/ James r. McKnight, Jr.
Name:    James R. McKnight, Jr.

Title:	Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE         )

COUNTY OF WILLIAMSON     )

The foregoing instrument was acknowledged before me this 20th day of June, 2014, by James R. McKnight, Jr., the Executive Vice President and Chief Financial Officer of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires:

New Lessor Entities

To be formed subsidiaries of Omega Healthcare Investors, Inc. expected to be named as follows:

OHI Asset (WV) Danville, LLC
OHI Asset (WV) Ivydale, LLC
Each a Delaware limited liability company

New Tenant Entities

AMFM, LLC,
a West Virginia limited liability company

SOUTHERN INVESTMENT AND LEASING COMPANY, LLC,
a West Virginia limited liability company

HILLCREST HEALTH CARE CENTER, LLC,
a West Virginia limited liability company

CLAY HEALTH CARE CENTER, LLC,
a West Virginia limited liability company

West Virginia Facilities

1.	Boone Health Care Center, Inc.	Lick Creek Road, P.O. Box 605	Danville	Boone	WV	25053
2.	Laurel Nursing & Rehab Center	HC 75, Box 153, Clinic Road	Ivydale	Clay	WV	25113

1.	Best Care, Inc.	2159 Dogwood Ridge	Wheelersburg	Scioto	OH	45694
2.	Boyd Nursing and Rehab Center	12800 Princeland Drive	Ashland	Boyd	KY	41102
3.	Canterbury Health Center	1720 Knowles Road	Phoenix City	Russell	AL	36867
4.	Carter Nursing & Rehab Center	250 McDavid Boulevard, P.O. Box 904	Grayson	Carter	KY	41143
5.	Elliott Nursing & Rehab Center	Howard Creek Road, P.O. Box 694, Route 32 East	Sandy Hook	Elliott	KY	41171
6.	Hardee Manor Care Center	401 Orange Place	Wauchula	Hardee	FL	33873
7.	Laurel Manor Health Center	902 Buchanan Road, P.O. Box 505	New Tazewell	Claiborne	TN	37825
8.	Lynwood Nursing Home	4164 Halls Mill Road	Mobile	Mobile	AL	36693
9.	Manor House of Dover	537 Spring Street, P.O. Box 399	Dover	Stewart	TN	37058
10.	Mayfield Rehab and Special Care Center	200 Mayfield Drive	Smyrna	Rutherford	TN	37167
11.	Northside Health Care	700 Hutchins Ave	Gadsden	Etowah	AL	35901
12.	South Shore Nursing & Rehab Center	James Hannah Drive, P.O. box 489	South Shore	Greenup	KY	41175
13.	West Liberty Nursing & Rehab Center	774 Liberty Road, P.O. Box 219, Route 5 Wells Hill	West Liberty	Morgan	KY	41472
14.	Westside Health Care Center	4320 Judith Lane	Huntsville	Madison	AL	35805
15.	Wurtland Nursing & Rehab Center	100 Wurtland Avenue, P.O. Box 677	Wurtland	Greenup	KY	41144

Derwent – 6.18.14    1